Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Bankers Healthcare Group LLC (the “Company”)

Credit Suisse Securities (USA) LLC

BMO Capital Markets Corp.

(together, the “Specified Parties”)

Re:	BHG Securitization Trust 2022-B – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “BHG 2022-B AUP Tape 03022022.xlsx” provided by the Company on March 2, 2022, containing information on 1,016 small business loans and unsecured consumer loans (the “Loans”) as of March 1, 2022 (the “Data File”), which we were informed are intended to be included as collateral in the offering by BHG Securitization Trust 2022-B. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•

The term “Loan Agreement” means the following information provided by the Company: Financing Agreement, Loan Summary, Cash Flow Calculation, Application for Credit, Credit Report, and/or Verification of Funding.

•	The term “Loan Documents” means the following information sources provided by the Company:

•	Loan Agreement

•	Promissory Note

The Loan Documents were represented by the Company to be either the original Loan Documents, a copy of the original Loan Documents, and/or electronic records contained within the Company’s servicing systems. We make no representation regarding the validity or accuracy of these documents or the execution of the Loan Documents by the borrower.

•

The term “Company’s Asset System” means an electronic data file entitled “BHG 2022-B Asset System File.xlsx” provided by the Company on March 3, 2022, containing ApplicationNum, APR, FundDate, FICO, RiskGrade, UseOfFunds, Balance, TermRemaining, DTI, Industry, UCCFlag, RepeatBorrower, Specialty, yearsinindustry, Income, AcquisitionChannel, Lockout, RunDate, BusinessStructureType, DelinquencyStatus, and Deferral for the Selected Loans (defined below) from the Company’s asset system of record.

•	The term “Provided Information” means the Loan Documents and the Company’s Asset System.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

We randomly selected a sample of 150 Loans from the Data File (the “Selected Loans”). A listing of the Selected Loans is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Loans we were instructed to randomly select from the Data File.

B.

For each Selected Loan, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Provided Information. The Specified Parties indicated that the absence of any of the information in the Provided Information or the inability to agree the indicated information from the Data File to the Provided Information for each of the attributes identified constituted an exception. The Provided Information are listed in the order of priority.

Attribute	Provided Information

ApplicationNum	Loan Agreement, Promissory Note, Company’s Asset System

LoanType	Loan Agreement, Promissory Note

TotalFinanceAmount	Loan Agreement, Promissory Note

Term	Loan Agreement, Promissory Note

Rate	Loan Agreement, Promissory Note

Payment	Loan Agreement, Promissory Note

FirstPaymentDate	Loan Agreement, Promissory Note

Risk Grade	Company’s Asset System

DTI	Loan Agreement, Promissory Note, Company’s Asset System

UseOfFunds	Loan Agreement, Promissory Note, Company’s Asset System

guarantorstatecode	Loan Agreement, Promissory Note

Income	Loan Agreement, Promissory Note, Company’s Asset System

Attribute	Provided Information

FICO	Loan Agreement, Promissory Note, Company’s Asset System

APR	Loan Agreement, Promissory Note, Company’s Asset System

yearsinindustry	Company’s Asset System

BusinessStructureType	Company’s Asset System

Industry	Company’s Asset System

Specialty	Loan Agreement, Promissory Note, Company’s Asset System

AcquisitionChannel	Company’s Asset System

DelinquencyStatus	Company’s Asset System

Balance	Company’s Asset System

UCCFlag	Company’s Asset System

Lockout	Loan Agreement, Promissory Note, Company’s Asset System

RepeatBorrower	Company’s Asset System

Deferral	Company’s Asset System

FundDate	Company’s Asset System

TermRemaining	Company’s Asset System

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loans being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

May 12, 2022

Exhibit A

The Selected Loans

Selected Loan Number	Loan Application Number	Selected Loan Number	Loan Application Number	Selected Loan Number	Loan Application Number
1	***033	31	***8978	61	***368
2	***229	32	***230	62	***3488
3	***439	33	***069	63	***8799
4	***452	34	***5537	64	***786
5	***1962	35	***756	65	***3614
6	***576	36	***2261	66	***337
7	***7884	37	***758	67	***727
8	***746	38	***952	68	***3980
9	***290	39	***4615	69	***3332
10	***8408	40	***949	70	***5555
11	***462	41	***645	71	***1371
12	***3878	42	***5442	72	***492
13	***4343	43	***917	73	***8664
14	***464	44	***7943	74	***407
15	***3676	45	***259	75	***1758
16	***6995	46	***9469	76	***7177
17	***517	47	***2035	77	***5081
18	***206	48	***9765	78	***410
19	***9825	49	***9210	79	***407
20	***8597	50	***931	80	***6614
21	***9160	51	***078	81	***1728
22	***0578	52	***990	82	***567
23	***018	53	***5949	83	***891
24	***8406	54	***4587	84	***3382
25	***2923	55	***864	85	***9391
26	***488	56	***0830	86	***8156
27	***369	57	***2152	87	***954
28	***851	58	***0330	88	***386
29	***416	59	***2790	89	***0476
30	***649	60	***619	90	***001

A-1

Selected Loan Number	Loan Application Number	Selected Loan Number	Loan Application Number
91	***3923	121	***9558
92	***8285	122	***489
93	***273	123	***0160
94	***3275	124	***6677
95	***6882	125	***932
96	***575	126	***925
97	***7359	127	***5370
98	***3991	128	***3664
99	***869	129	***416
100	***862	130	***2265
101	***687	131	***884
102	***191	132	***4710
103	***667	133	***341
104	***2285	134	***0700
105	***0665	135	***6237
106	***388	136	***068
107	***7219	137	***295
108	***9459	138	***0811
109	***3884	139	***646
110	***2547	140	***951
111	***925	141	***7435
112	***092	142	***8332
113	***233	143	***2820
114	***9580	144	***2937
115	***3333	145	***8213
116	***409	146	***0989
117	***9739	147	***8772
118	***9962	148	***1732
119	***1296	149	***9439
120	***6925	150	***532

A-2